                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 6, 2002
                                                --------------------------------

                              MATRIX BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

Colorado                          0-21231                        84-1233716
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(State or other jurisdiction    (Commission                    (IRS Employer
    of incorporation)           File Number)                 Identification No.)

1380 Lawrence Street, Suite 1300, Denver, Colorado                 80204
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code  (303) 595-9898
                                                  ------------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On June 6, 2002, Matrix Bancorp, Inc. issued a press release announcing that its Board of Directors accepted the resignation of Guy A. Gibson as
President and Chief Executive Officer of the Company. The Board of Directors has
appointed Mark Spencer and Richard Schmitz as Co-Chief Executive Officers. Mr.
Schmitz will remain as Chairman of the Board, while Mr. Spencer has been appointed President of the Company. Mr. Schmitz and Mr. Spencer will assume their new titles effective immediately.

Copies of the consulting agreement and Matrix Bancorp, Inc.'s June 6, 2002 press release are attached hereto as Exhibit 10.1 and Exhibit 99.1, respectively, are incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

          (c)  EXHIBITS. The following exhibits are filed herewith:

          10.1 Consulting Agreement by and between Matrix Bancorp, Inc. and Guy
               Gibson dated June 5, 2002

          99.1. Press release of Matrix Bancorp, Inc. dated June 6, 2002

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: June 6, 2002                         MATRIX BANCORP, INC.

                                                By: /s/ David W. Kloos
                                                    ----------------------------
                                                    David W. Kloos
                                                    Chief Financial Officer